UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 4, 2015 (September 1, 2015)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(ii))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pacific Premier Bancorp, Inc. (the “Company”) and Pacific Premier Bank, the Company’s wholly-owned subsidiary (the “Bank”), entered into amended and restated employment agreements as of September 1, 2015 with Mr. Steven Gardner, President and Chief Executive Officer of the Company and the Bank, Mr. Edward Wilcox, Senior Executive Vice President and Chief Banking Officer of the Bank, Mr. Michael Karr, Executive Vice President and Chief Credit Officer of the Bank, and Mr. Thomas Rice, Executive Vice President and Chief Operating Officer of the Bank. Set forth below are descriptions of each of these amended and restated employment agreements. The descriptions contained herein are not complete and are qualified in their entirety by reference to the full text of all four amended and restated employment agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K and are incorporated into this Item 5.02 by reference.

Gardner Employment Agreement. Mr. Steven Gardner, the Company and the Bank entered into an Amended and Restated Employment Agreement, dated as of September 1, 2015 (“Gardner Agreement”), that provides for the employment of Mr. Gardner as the President and Chief Executive Officer of the Company and the Bank. The Gardner Agreement has a term of three (3) years and, on each annual anniversary date, the term automatically is extended for an additional one-year period, unless Mr. Gardner, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Gardner Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Gardner Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Gardner Agreement, Mr. Gardner will receive a minimum base salary of $500,000 per year, which may be increased from time to time in such amounts as may be determined by the Company’s and the Bank’s boards of directors. In addition, Mr. Gardner will be eligible for a discretionary performance bonus in accordance with the Company’s and the Bank’s executive compensation plan, as amended from time to time. In addition, Mr. Gardner will receive the use of an automobile paid for by the Company and the Bank. Mr. Gardner also is entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Gardner’s then duties and responsibilities as fixed by the boards of directors of the Company and the Bank.

Pursuant to the Gardner Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Gardner’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Gardner Agreement), and Mr. Gardner has the right, upon prior notice of termination, to terminate his employment with the Company and the Bank for any reason.

In the event that Mr. Gardner’s employment is terminated during the term of the Gardner Agreement by the Company and the Bank for Cause, or Mr. Gardner terminates his employment during the term of the Gardner Agreement other than for Disability or Good Reason, Mr. Gardner will have no right to compensation or other benefits for any period after the applicable date of termination other than for base salary accrued through the date of termination. In the event that Mr. Gardner’s employment is terminated during the term of the Gardner Agreement as a result of Disability or death, Mr. Gardner, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, less taxes and other required withholding or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding.

In the event that Mr. Gardner’s employment is terminated during the term of the Gardner Agreement (i) by the Company and the Bank for other than Cause, Disability, or Mr. Gardner’s death, or (ii) by Mr. Gardner for “Good Reason” (as defined in the Gardner Agreement), and in each case such termination occurs within two (2) years following a “Change in Control” (as defined in the Gardner Agreement), then Mr. Gardner will be entitled to receive cash severance in an amount equal to Mr. Gardner's base salary multiplied by three (3), plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding. The cash severance will be paid to Mr. Gardner in a lump sum. In the event that Mr. Gardner’s employment is terminated during the term of the Gardner Agreement by the Company and the Bank for other than Cause, Disability, or Mr. Gardner’s death and such termination does not occur in conjunction with or within two (2) years following a Change in Control, then Mr. Gardner will be entitled to receive a lump sum cash severance amount equal to Mr. Gardner's base salary as in effect immediately prior to the date of termination multiplied by three (3), less taxes and other required withholding. In each case, for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, Mr. Gardner will be permitted to obtain group health, life accident and disability insurance in which he was entitled to participate immediately prior to the date of termination; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will cease such benefits. The Company and the Bank will charge Mr. Gardner 100% of the applicable premium for such insurance coverage and will reimburse Mr. Gardner for the after-tax cost of such applicable premium, less the same deductible and co-payment rate as are paid by the Company’s and the Bank’s employees.

If the payments and benefits to Mr. Gardner upon termination would constitute a “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the payments and benefits payable by the Company and the Bank under the Gardner Agreement will be reduced, in the manner determined by Mr. Gardner, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Gardner being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

Mr. Gardner has agreed that during and following the term of the Gardner Agreement, he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any “Confidential and Proprietary Information” (as defined in the Gardner Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Mr. Gardner has agreed that during the term of the Gardner Agreement and for two (2) years after the date of termination, he will not hire or solicit, attempt to hire or solicit for hire, or encourage another person to hire a “Covered Employee” (as defined in the Gardner Agreement).

The Gardner Agreement supersedes and replaces the Employment Agreement between Mr. Gardner, the Company and the Bank dated January 1, 2011, which was terminated in connection with entering into the Gardner Agreement.

The Gardner Agreement will not impact the benefits that Mr. Gardner is entitled to receive pursuant to the Salary Continuation Agreement between Mr. Gardner and the Bank dated May 17, 2006.

Wilcox Employment Agreement. Mr. Edward Wilcox and the Bank entered into a Second Amended and Restated Employment Agreement dated as of September 1, 2015 (“Wilcox Agreement”) that provides for the employment of Mr. Wilcox as the Executive Vice President and Chief Banking Officer of the Bank. The Wilcox Agreement has a term of one (1) year, and, on each annual anniversary date, the term automatically is extended for an additional one-year period, unless Mr. Wilcox, on the one hand, or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Wilcox Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Wilcox Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Wilcox Agreement, Mr. Wilcox will receive a minimum base salary of $300,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank’s board of directors. In addition, Mr. Wilcox will be eligible for a discretionary performance bonus in accordance with the Bank’s executive compensation plan, as amended from time to time. Mr. Wilcox is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with Mr. Wilcox’s then duties and responsibilities as fixed by the board of directors of the Bank.

Pursuant to the Wilcox Agreement, the Bank has the right, at any time upon prior notice of termination, to terminate Mr. Wilcox’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Wilcox Agreement), and Mr. Wilcox has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Wilcox’s employment is terminated during the term of the Wilcox Agreement by the Company and the Bank for Cause, or Mr. Wilcox terminates his employment during the term of the Wilcox Agreement other than for Disability or Good Reason, Mr. Wilcox will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Wilcox’s employment is terminated during the term of the Wilcox Agreement as a result of Disability or Mr. Wilcox’s death, Mr. Wilcox, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, less taxes and other required withholding or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding.

In the event that Mr. Wilcox’s employment is terminated during the term of the Wilcox Agreement (i) by the Bank for other than Cause, Disability, or Mr. Wilcox’s death, or (ii) by Mr. Wilcox for “Good Reason” (as defined in the Wilcox Agreement), and in each case such termination occurs within two (2) years following a “Change in Control” (as defined in the Wilcox Agreement), then Mr. Wilcox will be entitled to receive cash severance in an amount equal to Mr. Wilcox’s base salary multiplied by two (2), plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding. The cash severance will be paid to Mr. Wilcox in a lump sum. In the event that Mr. Wilcox’s employment is terminated during the term of the Wilcox Agreement by the Bank for other than Cause, Disability, or Mr. Wilcox’s death and such termination does not occur in conjunction with or within two (2) years following a Change in Control, then Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, less taxes and other required withholding. In each case, for a period ending at the earlier of (i) the first anniversary of the date of termination or (ii) the date of his full-time employment by another employer, Mr. Wilcox will be permitted to obtain group health, life accident and disability insurance in which he was entitled to participate immediately prior to the date of termination; provided, however, if his participation in any such plan, program or arrangement is barred, the Bank will cease such benefits. The Bank will charge Mr. Wilcox 100% of the applicable premium for such insurance coverage and will reimburse Mr. Wilcox for the after-tax cost of such applicable premium, less the same deductible and co-payment rate as are paid by the Bank’s employees.

If the payments and benefits to Mr. Wilcox upon termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Bank under the Wilcox Agreement will be reduced, in the manner determined by Mr. Wilcox, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Wilcox being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

Mr. Wilcox has agreed that during and following the term of the Wilcox Agreement, he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any “Confidential and Proprietary Information” (as defined in the Wilcox Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank. Pursuant to the terms of the Wilcox Agreement, Mr. Wilcox agreed that during the term of the Wilcox Agreement and for two (2) years after the date of termination he will not hire or solicit, attempt to solicit for hire, or encourage another person to hire a “Covered Employee” (as defined in the Wilcox Agreement).

The Wilcox Agreement supersedes and replaces the Amended and Restated Employment Agreement between the Bank and Mr. Wilcox dated April 7, 2014, which was terminated in connection with entering into the Wilcox Agreement.

Karr Employment Agreement. Mr. Michael Karr and the Bank entered into a Second Amended and Restated Employment Agreement dated as of September 1, 2015 (“Karr Agreement”) that provides for the employment of Mr. Karr as the Executive Vice President and Chief Credit Officer of the Bank. The Karr Agreement has a term of one (1) year, and, on each annual anniversary date, the term automatically is extended for an additional one-year period, unless Mr. Karr, on the one hand, or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Karr Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Karr Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Karr Agreement, Mr. Karr will receive a minimum base salary of $240,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank’s board of directors. In addition, Mr. Karr will be eligible for a discretionary performance bonus in accordance with the Bank’s executive compensation plan, as amended from time to time. Mr. Karr is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with Mr. Karr’s then duties and responsibilities as fixed by the board of directors of the Bank.

Pursuant to the Karr Agreement, the Bank has the right, at any time upon prior notice of termination, to terminate Mr. Karr’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Karr Agreement), and Mr. Karr has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Karr’s employment is terminated during the term of the Karr Agreement by the Bank for Cause, or Mr. Karr terminates his employment during the term of the Karr Agreement other than for Disability or Good Reason, Mr. Karr will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Karr’s employment is terminated during the term of the Karr Agreement as a result of Disability or Mr. Karr’s death, Mr. Karr, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, less taxes and other required withholding or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding.

In the event that Mr. Karr’s employment is terminated during the term of the Karr Agreement (i) by the Bank for other than Cause, Disability, or Mr. Karr’s death, or (ii) by Mr. Karr for “Good Reason” (as defined in the Karr Agreement), and in each case such termination occurs within two (2) years following a “Change in Control” (as defined in the Karr Agreement), then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding. In the event that Mr. Karr’s employment is terminated during the term of the Karr Agreement by the Bank for other than Cause, Disability, or Mr. Karr’s death and such termination does not occur in conjunction with or within two (2) years following a Change in Control, then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, less taxes and other required withholding. In each case, for a period ending at the earlier of (i) the first anniversary of the date of termination or (ii) the date of his full-time employment by another employer, Mr. Karr will be permitted to obtain group health, life accident and disability insurance in which he was entitled to participate immediately prior to the date of termination; provided, however, if his participation in any such plan, program or arrangement is barred, the Bank will cease such benefits. The Bank will charge Mr. Karr 100% of the applicable premium for such insurance coverage and will reimburse Mr. Karr for the after-tax cost of such applicable premium, less the same deductible and co-payment rate as are paid by the Bank’s employees.

If the payments and benefits to Mr. Karr upon termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Bank under the Karr Agreement will be reduced, in the manner determined by Mr. Karr, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Karr being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

Mr. Karr has agreed that during and after the term of the Karr Agreement, he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any “Confidential and Proprietary Information” (as defined in the Karr Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank. Pursuant to the terms of the Karr Agreement, Mr. Karr has agreed that during the term of the Karr Agreement and for two (2) years after the date of termination he will not hire or solicit, attempt to solicit for hire, or encourage another person to hire a “Covered Employee” (as defined in the Karr Agreement).

The Karr Agreement supersedes and replaces the Amended and Restated Employment Agreement between the Bank and Mr. Karr dated April 7, 2014, which was terminated in connection with entering into the Karr Agreement.

Rice Employment Agreement. Mr. Thomas Rice and the Bank entered into an Amended and Restated Employment Agreement dated as of September 1, 2015 (“Rice Agreement”) that provides for the employment of Mr. Rice as the Executive Vice President and Chief Operating Officer of the Bank. The Rice Agreement has a term of one (1) year, and, on each annual anniversary date, the term automatically is extended for an additional one-year period, unless Mr. Rice, on the one hand, or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Rice Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Rice Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Rice Agreement, Mr. Rice will receive a minimum base salary of $240,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank’s board of directors. In addition, Mr. Rice will be eligible for a discretionary performance bonus in accordance with the Bank’s executive compensation plan, as amended from time to time. Mr. Rice is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with Mr. Rice’s then duties and responsibilities as fixed by the board of directors of the Bank.

Pursuant to the Rice Agreement, the Bank has the right, at any time upon prior notice of termination, to terminate Mr. Rice’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Rice Agreement), and Mr. Rice has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Rice’s employment is terminated during the term of the Rice Agreement by the Bank for Cause, or Mr. Rice terminates his employment during the term of the Rice Agreement other than for Disability or Good Reason, Mr. Rice will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Rice’s employment is terminated during the term of the Rice Agreement as a result of Disability or Mr. Rice’s death, Mr. Rice, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, less taxes and other required withholding or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding.

In the event that Mr. Rice’s employment is terminated during the term of the Rice Agreement (i) by the Bank for other than Cause, Disability, or Mr. Rice’s death, or (ii) by Mr. Rice for “Good Reason” (as defined in the Rice Agreement), and in each case such termination occurs within two (2) years following a “Change in Control” (as defined in the Rice Agreement), then Mr. Rice will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding. In the event that Mr. Rice’s employment is terminated during the term of the Rice Agreement by the Bank for other than Cause, Disability, or Mr. Rice’s death and such termination does not occur in conjunction with or within two (2) years following a Change in Control, then Mr. Rice will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, less taxes and other required withholding. In each case, for a period ending at the earlier of (i) the first anniversary of the date of termination or (ii) the date of his full-time employment by another employer, Mr. Rice will be permitted to obtain group health, life accident and disability insurance in which he was entitled to participate immediately prior to the date of termination; provided, however, if his participation in any such plan, program or arrangement is barred, the Bank will cease such benefits. The Bank will charge Mr. Rice 100% of the applicable premium for such insurance coverage and will reimburse Mr. Rice for the after-tax cost of such applicable premium, less the same deductible and co-payment rate as are paid by the Bank’s employees.

If the payments and benefits to Mr. Rice upon termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Bank under the Rice Agreement will be reduced, in the manner determined by Mr. Rice, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Rice being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

Mr. Rice has agreed that during and after the term of the Rice Agreement, he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any “Confidential and Proprietary Information” (as defined in the Rice Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank. Pursuant to the terms of the Rice Agreement, Mr. Rice has agreed that during the term of the Rice Agreement and for two (2) years after the date of termination he will not hire or solicit, attempt to solicit for hire, or encourage another person to hire a “Covered Employee” (as defined in the Rice Agreement).

The Rice Agreement supersedes and replaces the Employment Agreement between the Bank and Mr. Rice dated April 7, 2014, which was terminated in connection with entering into the Rice Agreement.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

10.1	Amended and Restated Employment Agreement by and between Steven Gardner, Pacific Premier Bancorp, Inc. and Pacific Premier Bank, dated as of September 1, 2015.
10.2	Second Amended and Restated Employment Agreement by and between Edward Wilcox and Pacific Premier Bank, dated as of September 1, 2015.
10.3	Second Amended and Restated Employment Agreement by and between Michael Karr and Pacific Premier Bank, dated as of September 1, 2015.
10.4	Amended and Restated Employment Agreement by and between Thomas Rice and Pacific Premier Bank, dated as of September 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	September 4, 2015	By:	/s/ STEVEN GARDNER
Steven Gardner
President and Chief Executive Officer